                                                                Exhibit 99.4


                                     [DRAFT]
                               The Provident Bank
                  PROPOSED MAILING AND INFORMATIONAL MATERIALS
                                      INDEX

1.       Dear Depositor Letter*

2.       Dear Depositor Letter for Non Eligible Status

3.       Dear Friend Letter - Eligible Account Holders who are no longer
         Depositors*

4.       Dear Voting Depositor*

5.       Dear Potential Investor Letter*

6. Dear Customer Letter - Used as a Cover Letter for States Requiring "Agent" Mailing*

7.       Proxy and Stock Q&A  (7a-7g)

8.       Proxy Request Letter (immediate follow-up)

9.       Proxy Request

10.      Stock Order/Certification Form (page 1 of 2)*

11.      Stock Order/Certification Form (page 2 of 2)*

12.      Stock Order Form Guidelines*

13.      Mailing Insert/Lobby Poster

14.      Invitation Letter - Informational Meetings

15. Dear Subscriber/Acknowledgment Letter - Initial Response to Stock Order Received

16.      Dear Charter Shareholder - Confirmation Letter

17.      Dear Interested Investor - No Shares Available Letter

18.      Welcome Shareholder Letter - For Initial Certificate Mailing

19.      Dear Interested Subscriber Letter - Subscription Rejection

20.      Letter for Sandler O'Neill Mailing to Clients*

         o   Accompanied by a Prospectus

                              [The Provident Bank]

Dear Depositor:

The Board of Managers of The Provident Bank has adopted a plan of conversion under which The Provident Bank will convert from a mutual savings bank to a stock savings bank. As part of this plan, we have formed Provident Financial Services, Inc., which will become the parent holding company of The Provident Bank. We are converting so that The Provident Bank will be structured in the form of ownership that will best support the Bank's future growth.

As part of the conversion and in furtherance of our long-standing commitment to our local community, we intend to establish a charitable foundation to be known as The Provident Bank Foundation. The foundation will be dedicated to charitable purposes within the communities in which the Bank operates.

To accomplish the conversion and the establishment of the foundation, your participation is extremely important. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of conversion and mailing your signed proxy card immediately in the enclosed xxxxx postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Depositors and wish to vote in person, you may do so by revoking any previously executed proxy. If you have an IRA or other Qualified Plan account for which The Provident Bank acts as trustee and we do not receive a proxy from you, The Provident Bank, as trustee for such account, intends to vote in favor of the plan of conversion on your behalf.

If the plan of conversion is approved let me assure you that:

     o Deposit accounts will continue to be federally insured to the fullest extent permitted by law.

     o   Existing deposit accounts and loans will not undergo any change.

     o Voting for approval will not obligate you to buy any shares of common stock.

As a qualifying account holder, you may also take advantage of your nontransferable rights to subscribe for shares of Provident Financial Services, Inc. common stock on a priority basis, before the stock is offered to the general public. The enclosed proxy statement and prospectus describes the stock offering and the operations of The Provident Bank. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to the conversion center of The Provident Bank in the enclosed YELLOW postage-paid envelope marked "STOCK ORDER RETURN." Your order must be physically received by the conversion center no later than x:00 p.m., New Jersey Time, on Xxxxxx, xxxxx xx, 2002. Please read the prospectus carefully before making an investment decision.

If you wish to use funds in your IRA or Qualified Plan at The Provident Bank to subscribe for common stock, please be aware that federal law requires that such funds first be transferred to a self-directed retirement account with a trustee other than the Bank. The transfer of such funds to a new trustee takes time, so please make arrangements as soon as possible.

If you have any questions after reading the enclosed material, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                          Sincerely,

                                          Name
                                          Title

The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by The Provident Bank, Provident Financial Services, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                              [The Provident Bank]

Dear Depositor:

The Board of Managers of The Provident Bank has adopted a plan of conversion under which The Provident Bank will convert from a mutual savings bank to a stock savings bank. As part of this plan, we have formed Provident Financial Services, Inc., which will become the parent holding company of The Provident Bank. We are converting so that The Provident Bank will be structured in the form of ownership that will best support the Bank's future growth.

As part of the conversion and in furtherance of our long-standing commitment to our local community, we intend to establish a charitable foundation to be known as The Provident Bank Foundation. The foundation will be dedicated to charitable purposes within the communities in which the Bank operates.

To accomplish the conversion, your participation is extremely important. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of conversion and mailing your signed proxy card immediately in the enclosed postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Depositors and wish to vote in person, you may do so by revoking any previously executed proxy. If you have an IRA or other Qualified Plan for which The Provident Bank acts as trustee and we do not receive a proxy from you, The Provident Bank, as trustee for such account, intends to vote in favor of the plan of conversion on your behalf.

If the plan of conversion is approved let me assure you that:

      o Deposit accounts will continue to be federally insured to the fullest extent permitted by law

      o  Existing deposit accounts and loans will not undergo any change.

We regret that we are unable to offer you common stock in the subscription offering, because the laws of your state or jurisdiction require us to register either (1) the to-be-issued common stock of Provident Financial Services, Inc. or (2) an agent of The Provident Bank to solicit the sale of such stock, and the number of eligible subscribers in your state or jurisdiction does not justify the expense of such registration.

If you have any questions after reading the enclosed material, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                          Sincerely,


                                          Name
                                          Title

The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by The Provident Bank, Provident Financial Services, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                              [The Provident Bank]

Dear Friend of The Provident Bank:

The Board of Managers of The Provident Bank has adopted a plan of conversion under which The Provident Bank will convert from a mutual savings bank to a stock savings bank. As part of this plan, we have formed Provident Financial Services, Inc., which will become the parent holding company of The Provident Bank. We are converting so that The Provident Bank will be structured in the form of ownership that will best support the Bank's future growth.

As part of the conversion and in furtherance of our long-standing commitment to our local community, we intend to establish a charitable foundation to be known as The Provident Bank Foundation. The foundation will be dedicated to charitable purposes within the communities in which the Bank operates.

As a former account holder, you may take advantage of your nontransferable rights to subscribe for shares of Provident Financial Services, Inc. common stock on a priority basis, before the stock is offered to the general public. The enclosed prospectus describes the stock offering and the operations of The Provident Bank. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares to the conversion center of The Provident Bank in the enclosed postage-paid envelope marked "STOCK ORDER RETURN." Your order must be physically received by the conversion center no later than x:00 p.m., New Jersey Time, on Xxxxxx, xxxxx xx, 2002. Please read the prospectus carefully before making an investment decision.

If you have any questions after reading the enclosed material, please call our conversion center at (xxx) xxx-, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                          Sincerely,


                                          Name

                                          Title

The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by The Provident Bank, Provident Financial Services, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                              [The Provident Bank]

Dear Voting Depositor:

The Board of Managers of The Provident Bank has adopted a plan of conversion under which The Provident Bank will convert from a mutual savings bank to a stock savings bank. As part of this plan, we have formed Provident Financial Services, Inc., which will become the parent holding company of The Provident Bank. We are converting so that The Provident Bank will be structured in the form of ownership that will best support the Bank's future growth.

As part of the conversion and in furtherance of our long-standing commitment to our local community, we intend to establish a charitable foundation to be known as The Provident Bank Foundation. The foundation will be dedicated to charitable purposes within the communities in which the Bank operates.

To accomplish the conversion and the establishment of the foundation, your participation is extremely important. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of conversion and mailing your signed proxy card immediately in the enclosed xxxxx postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Depositors and wish to vote in person, you may do so by revoking any previously executed proxy. If you have an IRA or other Qualified Plan account for which The Provident Bank acts as trustee and we do not receive a proxy from you, The Provident Bank, as trustee for such account, intends to vote in favor of the plan of conversion on your behalf.

If the plan of conversion is approved let me assure you that:

      o Deposit accounts will continue to be federally insured to the fullest extent permitted by law.

      o  Existing deposit accounts and loans will not undergo any change.

      o Voting for approval will not obligate you to buy any shares of common stock.

Stock is being offered to qualified account holders and members of the general public. The enclosed proxy statement and prospectus describes the stock offering and the operations of The Provident Bank. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to the conversion center of The Provident Bank in the enclosed YELLOW postage-paid envelope marked "STOCK ORDER RETURN." Your order must be physically received by the conversion center no later than x:00 p.m., New Jersey Time, on Xxxxxx, xxxxx xx, 2002. Please read the prospectus carefully before making an investment decision.

If you wish to use funds in your IRA or Qualified Plan at The Provident Bank to subscribe for common stock, please be aware that federal law requires that such funds first be transferred to a self-directed retirement account with a trustee other than the Bank. The transfer of such funds to a new trustee takes time, so please make arrangements as soon as possible.

If you have any questions after reading the enclosed material, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                          Sincerely,


                                          Name
                                          Title

The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by The Provident Bank, Provident Financial Services, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                      [Provident Financial Services, Inc.]




Dear Potential Investor:

We are pleased to provide you with the enclosed material regarding the conversion of The Provident Bank from a mutual savings bank to a stock savings bank. As part of this conversion, Provident Financial Services, Inc. will become the parent company of The Provident Bank.

This information packet includes the following:

          PROSPECTUS: This document provides detailed information about The Provident Bank's operations and the proposed stock offering by Provident Financial Services, Inc. Please read it carefully prior to making an investment decision.

          STOCK ORDER AND CERTIFICATION FORM: Use this form to subscribe for common stock and return it, together with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank), to The Provident Bank in the enclosed postage-paid envelope. Your order must be physically received by the Bank no later than x:00 p.m,. New Jersey Time, on Xxxxxx, xxxxx xx, 2002.

We are pleased to offer you this opportunity to become one of our charter shareholders. If you have any questions regarding the conversion or the prospectus, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                          Sincerely,


                                          Name
                                          Title

The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by The Provident Bank, Provident Financial Services, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                  [Sandler O'Neill & Partners, L.P. Letterhead]




Dear Customer of The Provident Bank:

At the request of The Provident Bank we have enclosed material regarding the offering of common stock in connection with the conversion of The Provident Bank from a mutual savings bank to a stock savings bank and the establishment of a charitable foundation. As part of this conversion, The Provident Bank will form Provident Financial Services, Inc., which will become the parent holding company of The Provident Bank. These materials include a prospectus and a stock order and certification form, which offer you the opportunity to subscribe for shares of common stock of Provident Financial Services, Inc.

Please read the Prospectus carefully before making an investment decision. If you decide to subscribe for shares, you must return the properly completed and signed stock order and certification form, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to the conversion center of The Provident Bank in the accompanying postage-paid envelope marked "STOCK ORDER RETURN." Your order must be physically received by the conversion center no later than x:00 p.m., New Jersey Time, on Xxxxxx, xxxxx xx, 2002. If you have any questions after reading the enclosed material, please call the conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., and ask for a Sandler O'Neill representative.

We have been asked to forward these documents to you in view of certain requirements of the securities laws of your jurisdiction. We should not be understood as recommending or soliciting in any way any action by you with regard to the enclosed material.

                                          Sincerely,

                                          Sandler O'Neill & Partners, L.P.

The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by The Provident Bank, Provident Financial Services, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

Enclosure

                                    Questions
                               & Answers About the
                                   Conversion

                       Provident Financial Services, Inc.
                                      Logo

                          Proposed holding company for
                               The Provident Bank

                                       7a

                              QUESTIONS AND ANSWERS
                              About the Conversion

The Provident Bank has received approval from the Commissioner of the New Jersey Department of Banking and Insurance to convert from a mutual savings bank to a stock savings bank, subject to the approval of depositors of the Bank, and a notice of intent not to object to the plan of conversion from the Federal Deposit Insurance Corporation. The Provident Bank is converting so that it will be structured in the form of ownership used by the majority of savings institutions and to allow our Bank to become stronger financially. In addition, as part of the conversion, The Provident Bank intends to establish The Provident Bank Foundation, which will be dedicated to charitable purposes within the communities in which The Provident Bank operates. It is necessary for The Provident Bank to receive a majority of the outstanding votes in favor of the conversion, so YOUR VOTE IS VERY IMPORTANT. Please return your proxy in the enclosed white postage-paid envelope marked "Proxy Return." YOUR BOARD OF MANAGERS URGES YOU TO VOTE "FOR" THE CONVERSION AND RETURN YOUR PROXY TODAY.

                          Effect on Deposits and Loans

  Q. Will the conversion affect any of my deposit accounts or loans?
  A. No. The conversion will have no affect on the balance or terms of any deposit account or loan. Your deposits will continue to be federally insured to the fullest extent permissible.

                                  About Voting

  Q.     Who is eligible to vote on the conversion?
  A. Depositors of the Bank as of the close of business on _____ xx, 2002 (the "Voting Record Date")

  Q.     How do I vote?
  A. You may vote by mailing your signed proxy card(s) in the xxxxx postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Depositors and decide to change your vote, you may do so by revoking any previously executed proxy.

                                       7b

  Q.     Am I required to vote?
  A. No. Depositors who are entitled to vote are not required to vote. However, because the conversion will produce a fundamental change in The Provident Bank's corporate structure, the Board of Managers encourages all Depositors to vote.

  Q.     Why did I receive several proxies?
  A. If you have more than one account you may have received more than one proxy depending upon the ownership structure of your accounts. Please vote, sign and return ALL proxy cards that you received.

  Q. Does my vote for conversion mean that I must buy common stock of Provident Financial Services, Inc.?
  A. No. Voting for the plan of conversion does not obligate you to buy shares of common stock of Provident Financial Services, Inc.

  Q. I have a joint savings account. Must both parties sign the proxy card?
  A. Only one signature is required, but both parties should sign if possible.

  Q.     Who must sign proxies for trust or custodian accounts?
  A. The trustee or custodian must sign proxies for such accounts, not the beneficiary.

  Q. I am the executor (administrator) for a deceased depositor. Can I sign the proxy card?
  A. Yes. Please indicate on the card the capacity in which you are signing the card.

                              About The Foundation

  Q.     What is The Provident Bank Foundation and why is it being established?
  A. In keeping with The Provident Bank's long standing commitment to its community, The Provident Bank's Plan of Conversion provides for the establishment of a community foundation to be known as The Provident Bank Foundation. The Foundation will be dedicated to charitable purposes within the communities in which The Provident Bank operates.

                                       7c

                                 About The Stock

  Investment in common stock involves certain risks. For a discussion of these risks and other factors, investors are urged to read the accompanying Prospectus

  Q.     What are the priorities of purchasing the common stock?
  A. The common stock of Provident Financial Services, Inc. will be offered in the Subscription Offering in the following order of priority:

    [_] Eligible Account Holders (depositors with accounts totalling $50 or more as of March 31, 2001).

    [_]  The Provident Bank Employee Stock Ownership Plan.

    [_] Directors, officers and employees of Provident Financial Services, Inc. and The Provident Bank who are not Eligible Account Holders.

         Upon completion of the Subscription Offering, common stock that is not sold in the Subscription Offering will be offered first to certain members of the general public in a Community Offering and then, to the extent any shares remain, to the general public in a Syndicated Community Offering and/or a Public Offering.

  Q.     Will any account I hold with the Bank be converted into stock?
  A. No. All accounts remain as they were prior to the conversion. Eligible Account Holders will receive priority over the general public in exercising their right to subscribe for shares of common stock.

  Q.     Will I receive a discount on the price of the stock?
  A. No. Regulations require that the offering price of the stock be the same for everyone: customers of The Provident Bank, directors, officers and employees of The Provident Bank and Provident Financial Services, Inc. and the general public.

  Q. How many shares of stock are being offered, and at what price?
  A. Provident Financial Services, Inc. is offering for sale up to 44,667,000 shares of common stock at a subscription price of $10 per share. Under certain circumstances, Provident Financial Services, Inc. may sell up to 53,667,050 shares.

                                       7d

  Q.     How much stock can I purchase?
  A. The minimum purchase is 25 shares. As more fully discussed in the plan of conversion outlined in the Prospectus, the maximum purchase by any person in the Subscription or Community Offering is $500,000 (50,000 shares); no person by himself or herself, with an associate or group of persons acting in concert, may purchase more than $700,000 of common stock offered in the offering, except for The Provident Bank Employee Stock Ownership Plan, which may subscribe for up to 8% of the common stock offered in the offering.

  Q.     How do I order stock?
  A. You may subscribe for shares of common stock by completing and returning the stock order and certification form, together with your payment, either in person to any branch office of The Provident Bank or by mail in the Yellow postage-paid envelope marked "STOCK ORDER RETURN." Stock order forms may not be delivered to a walk up or drive through window located at any of The Provident Bank's branch offices.

  Q.     How can I pay for my shares of stock?
  A. You can pay for the common stock by check, money order or withdrawal from your deposit account at The Provident Bank. PLEASE DO NOT SEND CASH IN THE MAIL.

  Q.     When is the deadline to subscribe for stock?
  A. An executed stock order form and certification form With the required full payment must be physically received by the Bank no later than x:00 p.m. New Jersey time on _______, _____ xx, 2002.

  Q. Can I subscribe for shares using funds in my IRA/Qualified Plan at The Provident Bank?
  A. Federal regulations do not permit the purchase of common stock with your existing IRA or Qualified Plan at the Bank. To use such funds to subscribe for common stock, you need to establish a "self directed" trust account with an outside trustee. Please call our conversion center if you require additional information. TRANSFER OF SUCH FUNDS TAKES TIME, SO PLEASE MAKE ARRANGEMENTS AS SOON AS POSSIBLE.

                                       7e

  Q. Can I subscribe for shares and add someone else who is not on my account to my stock registration?
  A. No. Federal regulations prohibit the transfer of subscription rights. Adding the names of other persons who are not owners of your qualifying account(s) will result in your order becoming null and void.

  Q. Will payments for common stock earn interest until the conversion closes?
  A. Yes. Any payment made by cash, check or money order will earn interest at The Provident Bank's savings account rate from the date of receipt to the completion or termination of the conversion. Withdrawals from a deposit account or a certificate of deposit at The Provident Bank to buy common stock may be made without penalty. Depositors who elect to pay for their common stock by a withdrawal authorization will receive interest at the contractual rate on the account until the completion or termination of the conversion.

  Q.     Will dividends be paid on the stock?
  A. We have not yet made any decision on this, but The Provident Bank will consider a policy of paying cash dividends after conversion (no earlier than the completion of the first calendar quarter of 2003), although we are not obliged to do so.

  Q.     Will my stock be covered by deposit insurance?
  A. No. The common stock cannot be insured by the FDIC or any other government agency nor is it insured or guaranteed by The Provident Bank or Provident Financial Services, Inc.

  Q.     Where will the stock be traded?
  A. Upon completion of the Conversion, Provident Financial Services, Inc. expects the stock to be traded and listed on the New York Stock Exchange under the symbol " xxxx ".

  Q. Can I change my mind after I place an order to subscribe for stock?
  A.     No. After receipt, your order may not be modified or withdrawn.



                                       7f

                             Additional Information

  Q.     What if I have additional questions or require more information?
  A. The Provident Bank's Proxy Statement and the Prospectus accompany this brochure describe the conversion in detail. Please read the Proxy Statement and Prospectus carefully before voting or subscribing for stock. If you have any questions after reading the enclosed material you may call our conversion center at (800) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Additional material may only be obtained from the conversion center.

         To ensure that each purchaser receives a prospectus at least 48 hours prior to the Expiration Date of _______, _____ xx, 2002 at x:00 p.m., New Jersey time, in accordance with Rule 15c2-8 of the Securities Exchange Act of 1934, as amended, no Prospectus will be mailed any later than five days prior to such date or hand delivered any later than two days prior to such date.

  The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency nor is the common stock insured or guaranteed by The Provident Bank or Provident Financial Services, Inc.

  This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the Prospectus.

                                       7g

                              [The Provident Bank]

                             A REQUEST THAT YOU VOTE


Dear Depositor:

As a follow-up to our recent mailing, this is to remind you that your vote is very important.

The Board of Managers of The Provident Bank has adopted a plan of conversion under which The Provident Bank will convert from a mutual savings bank to a stock savings bank. We are converting so that The Provident Bank will be structured in the form of ownership used by a growing number of savings institutions and to support the Bank's future growth.

As part of the conversion and in furtherance of our long-standing commitment to our local community, we intend to establish a charitable foundation to be known as The Provident Bank Foundation. The foundation will be dedicated to charitable purposes within the communities in which the Bank operates.

To accomplish the conversion and the establishment of the foundation, your participation is extremely important. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of conversion and mailing your signed proxy card immediately in the enclosed postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Depositors and wish to vote in person, you may do so by revoking any previously executed proxy. Please vote by returning all proxy forms received.

If the plan of conversion is approved let me assure you that:

    o Deposit accounts will continue to be federally insured to the same extent permitted by law.

    o  Existing deposit accounts and loans will not undergo any change.

    o Voting for approval will not obligate you to buy any shares of common stock.

If you have any questions after reading the enclosed material, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the conversion center will be closed from 12:00 noon Friday, August 30 through 12:00 noon Tuesday, September 2, in observance of the Labor Day holiday.

                                          Sincerely,

                                          Name
                                          Title

                                  PROXY REQUEST

                                      Logo

     ----------------------------------------------------------------------
                                WE NEED YOUR VOTE
     ----------------------------------------------------------------------



Dear Customer of The Provident Bank:

Your vote on our plan of conversion has not yet been received. Your vote is very important to us. Please vote and mail the enclosed proxy today.

     Remember: Voting does not obligate you to buy stock. Your Board of Managers has approved the plan of conversion and urges you to vote in favor of the conversion. Your deposit accounts or loans with The Provident Bank will not be affected in any way. Deposit accounts will continue to be federally insured to the legal maximum.

A postage-paid envelope is enclosed with the proxy form. If you have any questions, please call our conversion center at (xxx) xxx-xxxx.

                                          Sincerely,
                                          The Provident Bank

            Please vote today by returning all proxy forms received.
                                           ---

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    BANK                                                  The Provident Bank
    USE                                                    Conversion Center
                                                           xxx xxxxxx Street
                                                        xxxxxxx, xxxxxxxx xxxxx
                                                            (xxx) xxx-xxxx
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IMPORTANT-PLEASE NOTE: A properly completed original       Expiration Date
stock order form must be used to subscribe for          for Stock Order Forms:
common stock. Copies of this form are not required      Xxxxxx, xxxxx xx, 2002
to be accepted. Please read the Stock Ownership         x:00 p.m., New Jersey
Guide and Stock Order Form Instructions as you                   Time
complete this form.
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    (1)  Number of Shares   Subscription  (2)   Total Payment Due
    ----------------------     Price      -----------------------------
                             X $10.00 =   $
    ----------------------                -----------------------------

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The minimum number of shares that may be subscribed for is 25 and the maximum number of shares that may be subscribed for in the subscription offering is xx,000 shares. See Instructions.
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[ ] (3) Employee/Officer/Director Information
    Check here if you are an employee, officer or director of
    The Provident Bank or a member of such person's immediate
    family living in the same household.
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    (4) Method of Payment/Check                          Check Amount
    Enclosed is a check, bank draft or money
    order made payable to The Provident Bank  ------------------------------
    in the amount indicated in this box.      $
                                              ------------------------------
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    (5)   Method of Payment/Withdrawal
    The undersigned authorizes withdrawal from the following account(s) at The Provident Bank. There is no early withdrawal penalty for this form of payment. Individual Retirement Accounts or Qualified Plans maintained at The Provident Bank cannot be used unless special transfer arrangements are made.

    -----------------------------------------------------------------------
    Amount Number(s) to Withdraw    $ Withdrawal  Amount(s)      Bank
                                                                  Use
    -----------------------------------------------------------------------

    -----------------------------------------------------------------------

    -----------------------------------------------------------------------

    -----------------------------------------------------------------------
       Total Withdrawal Amount      $
                                    ---------------------------------------
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    (6)  Purchaser Account Information
 a. [ ] Check here if you are an Eligible Account
        Holder with a deposit account(s) totalling
        $50.00 or more on March 31, 2001.
        List account(s) below.
        ---------------------
             ------------------------------------------------
                 Account Title       Account Number(s)   Bank
              (Names on Accounts)                         Use
             ------------------------------------------------


             ------------------------------------------------


             ------------------------------------------------


             ------------------------------------------------

    PLEASE NOTE: FAILURE TO LIST ALL YOUR ACCOUNTS MAY RESULT IN THE LOSS OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS. IF ADDITIONAL SPACE IS NEEDED, PLEASE UTILIZE THE BACK OF THIS STOCK ORDER FORM.
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    (7)   Stock Registration/Form of Stock Ownership

    [ ] Individual          [ ] Joint Tenants    [ ] Tenants in Common

    [ ] Fiduciary           [ ] Company/Corp/    [ ] Uniform Transfers
        (i.e. trust estate)     Partnership          to Minors Act

    -----------------------------------------------------------

    -----------------------------------------------------------
    [ ] IRA or other qualified plan (beneficial owners ss# above)
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    (8) Name(s) in which stock is to be registered (please print clearly)
        Adding the names of other persons who are not owners of your qualifying accounts will result in your order becoming null and void.

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    Name(s)                                         Social Security # or Tax ID

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    Name(s) continued                               Social Security # or Tax ID

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    Street Address                                  County of Residence

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    City                                            State              Zip Code

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    (9)  Telephone     Daytime                      Evening
                       (               )            (                )
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[ ] (10) NASD Affiliation
         Check here if you are a member of the National Association of Securities Dealers, Inc. ("NASD"), a person affiliated, or associated, with an NASD member, (continued on reverse side of this form)
--------------------------------------------------------------------------------
[ ] (11) Associates/Acting In Concert
         Check here and complete the reverse side of this form, if you or any associates or persons acting in concert with you have submitted other orders for shares.
--------------------------------------------------------------------------------
    (12) Acknowledgment

                                                                        --------
         To be effective, this stock order form and accompanying        BANK USE
         certification form must be properly completed and physically   --------
         received by The Provident Bank no later than x:00 p.m., New
         Jersey Time, on Xxxxxx, xxxxx xx, 2002, unless extended;
         otherwise this stock order form and all subscription rights
         will be void. The undersigned agrees that after receipt by     --------
         The Provident Bank, this stock order form may not be
         modified, withdrawn or canceled without the Bank's consent and if authorization to withdraw from deposit accounts at
         The Provident Bank has been given as payment for shares; the   --------
         amount authorized for withdrawal shall not otherwise be
         available for withdrawal by the undersigned. Under penalty of perjury, I hereby certify that the Social Security or Tax
         ID Number and the information provided on this stock order     --------
         form is true, correct and complete, that I am not subject to   BANK USE
         back-up withholding, and that I am purchasing shares solely    --------
         for my own account and that there is no agreement or
         understanding regarding the sale or transfer of such shares, or my right to subscribe for shares. It is understood that
         this stock order form will be accepted in accordance with,     --------
         and subject to, the terms and conditions of the plan of conversion of the Bank described in the accompanying prospectus. The undersigned hereby acknowledges receipt of the prospectus at least 48 hours prior to delivery of this stock order form to the Bank.

         Federal regulations prohibit any person from transferring, or entering into any agreement, directly or indirectly, to transfer the legal or beneficial ownership of subscription rights or the underlying securities to the account of
         another. The Provident Bank and Provident Financial
         Services, Inc. will pursue any and all legal and equitable remedies in the event they become aware of the transfer of subscription rights and will not honor orders known by them to involve such transfer.
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Signature                         Date  Signature                         Date


--------------------------------------------------------------------------------
            THE CERTIFICATION FORM ON THE REVERSE SIDE MUST BE SIGNED
--------------------------------------------------------------------------------

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Item (6) Purchaser Account Information - a, b & c continued:
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           Account Title             Account Number(s)            Bank
        (Names on Accounts)                                       Use
  ---------------------------------------------------------------------------

  ---------------------------------------------------------------------------

  ---------------------------------------------------------------------------

  ---------------------------------------------------------------------------

  ---------------------------------------------------------------------------

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Item (10) NASD continued:
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a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which an
NASD member or person associated with an NASD member has a beneficial interest. To comply with conditions under which an exemption from the NASD's
Interpretation With Respect to Free-Riding and Withholding is available, you agree, if you have checked the NASD Affiliation box, (i) not to sell, transfer or hypothecate the stock for a period of three months following issuance, and
(ii) to report this subscription in writing to the applicable NASD member within one day of payment therefor.
--------------------------------------------------------------------------------


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Item (11) Associates continued: List below all other orders submitted by you or
Associates (as defined) or by persons acting in concert with you.
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Name(s) listed on          Number of      Name(s) listed on           Number of
other stock order           Shares        other stock order            Shares
forms                      Ordered        forms continued             Ordered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
"Associate" is defined as: (i) any corporation or organization (other than Provident Financial Services, Inc., The Provident Bank or any majority-owned subsidiary thereof) of which such person is an officer, trustee or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities of the corporation or organization; (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity (exclusive of any of any tax-qualified employee stock benefit plan); (iii) any person who is related by blood or marriage to such person, and (i) lives in the same home as such person; or (ii) is a director or senior officer of The Provident Bank or any affiliate thereof; and (iv) any person Acting in Concert with any of the persons or entities specified in clauses (i) through (iii) above; provided, however, that any Tax-Qualified or Non-Tax-Qualified Employee Stock Benefit Plan shall not be deemed to be an Associate of any director, or officer of Provident Financial Services, Inc. or The Provident Bank, to the extent provided in the plan. When used to refer to a person other than an officer or director of The Provident Bank, or Provident Financial Services, Inc. The Provident Bank in its sole discretion may determine the persons that are Associates of other persons. Directors of Provident Financial Services, Inc. and The Provident Bank shall not be deemed to be Associates solely as a result of their membership on any such board or boards.
--------------------------------------------------------------------------------

      YOU MUST SIGN THE FOLLOWING CERTIFICATION IN ORDER TO PURCHASE STOCK

--------------------------------------------------------------------------------


                               CERTIFICATION FORM

I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, AND IS NOT INSURED OR GUARANTEED BY HOLDING COMPANY, THE PROVIDENT BANK, THE FEDERAL GOVERNMENT OR BY ANY GOVERNMENT AGENCY. THE ENTIRE AMOUNT OF AN INVESTOR'S PRINCIPAL IS SUBJECT TO LOSS.

If anyone asserts that this security is federally insured or guaranteed, or is as safe as an insured deposit, I should call the Federal Deposit Insurance Corporation, Regional Director of the New York Regional Office at (xxx) xxx-xxxx.

I further certify that, before purchasing the common stock, par value $0.01 per share, of Holding Company (the "Company"), the proposed holding company for The Provident Bank, I received a prospectus of the Company dated xxxxxxx xx, 2002 relating to such offer of common stock.

The prospectus that I received contains disclosure concerning the nature of the common stock being offered by the Company and describes in the "Risk Factors" section beginning on page xx, the risks involved in the investment in this common stock, including but not limited to the following:










      (By Executing this Certification Form the Investor is Not Waiving Any Rights Under the Federal Securities Laws, Including the Securities Act of
                  1933 and the Securities Exchange Act of 1934)

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Signature                         Date  Signature                          Date

--------------------------------------------------------------------------------
Print Name                              Print Name

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          THIS CERTIFICATION MUST BE SIGNED IN ORDER TO PURCHASE STOCK

[Logo]  Holding Company

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                              Stock Ownership Guide
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Individual
Include the first name, middle initial and last name of the shareholder. Avoid the use of two initials. Please omit words that do not affect ownership rights, such as "Mrs.", "Mr.", "Dr.", "special account", "single person", etc.
--------------------------------------------------------------------------------
Joint Tenants
Joint tenants with right of survivorship may be specified to identify two or more owners. When stock is held by joint tenants with right of survivorship, ownership is intended to pass automatically to the surviving joint tenant(s) upon the death of any joint tenant. All parties must agree to the transfer or sale of shares held by joint tenants.
--------------------------------------------------------------------------------
Tenants in Common
Tenants in common may also be specified to identify two or more owners. When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common.
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Uniform Transfers to Minors Act ("UTMA")
Stock may be held in the name of a custodian for a minor under the Uniform Transfers to Minors Act of each state. There may be only one custodian and one minor designated on a stock certificate. The standard abbreviation for Custodian is "CUST", while the Uniform Transfers to Minors Act is "UTMA". Standard U.S. Postal Service state abbreviations should be used to describe the appropriate state. For example, stock held by John Doe as custodian for Susan Doe under the New Jersey Uniform Transfers to Minors Act will be abbreviated John Doe, CUST Susan Doe UTMA NJ (use minor's social security number).
--------------------------------------------------------------------------------
Fiduciaries
Information provided with respect to stock to be held in a fiduciary capacity must contain the following:
   o The name(s) of the fiduciary. If an individual, list the first name, middle initial and last name. If a corporation, list the full corporate title
     (name). If an individual and a corporation, list the corporation's title before the individual.
   o The fiduciary capacity, such as administrator, executor, personal representative, conservator, trustee, committee, etc.
   o A description of the document governing the fiduciary relationship, such as a trust agreement or court order. Documentation establishing a fiduciary relationship may be required to register your stock in a fiduciary capacity.
   o The date of the document governing the relationship, except that the date of a trust created by a will need not be included in the description.
   o The name of the maker, donor or testator and the name of the beneficiary. An example of fiduciary ownership of stock in the case of a trust is: John Doe, Trustee Under Agreement Dated 10-1-87 for Susan Doe.
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                          Stock Order Form Instructions

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Items 1 and 2 - Number of Shares and Total Payment Due
Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares by the subscription price of $10.00 per share. The minimum purchase in the subscription offering is 25 shares. As more fully described in the plan of conversion outlined in the prospectus, the maximum purchase in the subscription offering is $xxx,xxx (xx,xxx shares), and the maximum purchase in the community offering (if held) by any person, is $xxx,xxx (xx,xxx shares). However, no person, together with associates and persons acting in concert with such person, may purchase in the aggregate more than $x,xxx,xxx (xxx,xxx shares) of common stock.
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Item 3 - Employee/Officer/Trustee Information
Check this box to indicate whether you are an employee, officer or trustee of The Provident Bank or a member of such person's immediate family living in the same household.
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Item 4 - Method of Payment by Check
Indicate the total check(s) amount in this box if your method of payment is by check, bank draft or money order. Payment for shares may be made in cash (only if delivered by you in person to a full service branch office of The Provident
Bank) or by check, bank draft or money order payable to The Provident Bank. Your funds will earn interest at The Provident Bank's passbook rate of interest until the conversion is completed. (DO NOT MAIL CASH TO PURCHASE STOCK!)
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Item 5 - Method of Payment by Withdrawal
If you pay for your stock by a withdrawal from a deposit account at The Provident Bank, indicate the account number(s) and the amount of your withdrawal authorization for each account. The total amount withdrawn should equal the amount of your stock purchase. There will be no penalty assessed for early withdrawals from certificate accounts used for stock purchases. This form of payment may not be used if your account is an Individual Retirement Account or Qualified Plan.
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Item 6 - Purchaser Information
     a. Check this box if you are an Eligible Account Holder with a deposit account(s) totalling $50.00 or more on March 31, 2001.

Please list all names and all account numbers on accounts you had at these dates in order to insure proper identification of your purchase rights.

       Note: Failure to list all your accounts or loans may result in the loss of part or all of your subscription rights.
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Items 7, 8 and 9 - Stock Registration/Form of Stock Ownership, Names and
                   Telephone Number
The stock transfer industry has developed a uniform system of shareholder registrations that will be used in the issuance of your Holding Company common stock. Complete items 7, 8 and 9 as fully and accurately as possible, and be certain to supply your social security or Tax I.D. number(s) and your daytime and evening telephone number(s). We may need to call you if we cannot execute your order as given. If you have any questions regarding the registration of your stock, please consult your legal advisor. Stock ownership must be registered in one of the ways described above under "Stock Ownership Guide".

    Adding the names of other persons who are not owners of your qualifying account(s) will result in your order becoming null and void.
--------------------------------------------------------------------------------
Item 10 - NASD Affiliation
Check this box if you are a member of the NASD or if this item otherwise applies to you.
--------------------------------------------------------------------------------
Item 11 - Associates Acting in Concert
Check this box if you or any associate (as defined on the reverse side of the stock order form) or person acting in concert with you has submitted another order for shares and complete the reverse side of the stock order form.
--------------------------------------------------------------------------------
Item 12 - Acknowledgement
Sign and date the stock order form and certification form where indicated. Before you sign, review the stock order form, including the acknowledgement, and the certification form. Normally, one signature is required. An additional signature is required only when payment is to be made by withdrawal from a deposit account that requires multiple signatures to withdraw funds.
--------------------------------------------------------------------------------

You may mail your completed stock order form and certification form in the envelope that has been provided. Your stock order form and certification form, properly completed, and payment in full (or withdrawal authorization) at the subscription price must be physically received by the conversion center of The Provident Bank no later than x:00 p.m., New Jersey Time, on Xxxxxx, xxxxx xx, 2002 or it will become void. If you have any remaining questions, or if you would like assistance in completing your stock order form and certification form, you may call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. The conversion center will be closed for bank holidays.

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12

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                                      Logo

                                Please Support Us
                                -----------------

                           Vote Your Proxy Card Today

    If you have more than one account, you may have received more than one proxy depending upon the ownership structure of your accounts. Please vote, sign and return all proxy cards that you received.
--------------------------------------------------------------------------------

                                [Holding Company]




                                                      _______________, 2002

Dear __________:

We are pleased to announce that the Board of Managers of The Provident Bank has voted in favor of a plan to convert from a mutual savings bank into a stock savings bank. As part of this plan, we have formed Provident Financial Services, Inc., which will become the parent holding company of The Provident Bank.

We are converting so that The Provident Bank will have the flexibility and ownership structure used by a growing number of savings institutions.

To learn more about the conversion and stock offering you are cordially invited to join members of our senior management team at a community meeting to be held on___ at x:00 p.m.

A member of our staff will be calling to confirm your interest in attending the meeting.

If you would like additional information regarding the meeting or our conversion, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday between the hours of 10:00 a.m. to 4:00 p.m.

                                          Sincerely,


                                          Name
                                          Title

The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by The Provident Bank, Provident Financial Services, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

(Printed by Conversion Center)

                                [Holding Company]






                                                      _______________, 2002

Dear Subscriber:

We hereby acknowledge receipt of your order for shares of common stock in Provident Financial Services, Inc.

At this time, we cannot confirm the number of shares of Provident Financial Services, Inc. common stock that will be issued to you. Such allocation will be made in accordance with the plan of conversion following completion of the stock offering.

If you have any questions, please call our conversion center at (xxx) xxx-xxxx.

                                          Sincerely,


                                          Provident Financial Services, Inc.
                                          Conversion Center

The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by The Provident Bank, Provident Financial Services, Inc., the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)

                                [Holding Company]

                                                      _______________, 2002

Dear Charter Shareholder:

We appreciate your interest in the stock offering of Provident Financial Services, Inc. Due to the excellent response from our Eligible Account Holders, we are unable to complete all orders in full. Consequently, in accordance with the provisions of the plan of conversion, you were allocated ______ shares at a price of $10.00 per share. If your subscription was paid for by check, a refund of any balance due you with interest will be mailed to you promptly.

The purchase date and closing of the transaction occurred on __________ XX, 2002. Trading will commence on the New York Stock Exchange under the symbol "xxxx " on __________ XX, 2002. Your stock certificate will be mailed to you shortly.

We thank you for your interest in Provident Financial Services, Inc. and welcome you as a charter shareholder.

                                              Sincerely,


                                              Provident Financial Services, Inc.
                                              Conversion Center

The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by The Provident Bank, Provident Financial Services, Inc., the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)

                                [Holding Company]

                                                      _______________, 2002

Dear Interested Investor:

We recently completed our subscription and community offerings. Unfortunately, due to the excellent response from our Eligible Account Holders, stock was not available for our community friends. If your subscription was paid for by check, a refund of any balance due you with interest will be mailed to you promptly.

We appreciate your interest in Provident Financial Services, Inc. and hope you become an owner of our stock in the future. The stock trades on the New York Stock Exchange under the symbol "xxxx".

                                              Sincerely,


                                              Provident Financial Services, Inc.
                                              Conversion Center

The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by The Provident Bank, Provident Financial Services, Inc., the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)

                                [Holding Company]

                                                                xxxxx, 2002


Welcome Shareholder:

We are pleased to enclose the stock certificate that represents your share of ownership in Provident Financial Services, Inc., the parent holding company of The Provident Bank.

Please examine your stock certificate to be certain that it is properly registered. If you have any questions about your certificate, you should contact the Transfer Agent immediately at the following address:

                                   xxxxxxxxxxx
                             xxxxxxxxxxx Department
                                   xx xxxxxxxx
                             xxxxxxxx, xx xxxxx-xxxx
                                1 (xxx) xxx-xxxx
                              email: xxxx@xxxx.com


Also, please remember that your certificate is a negotiable security that should be stored in a secure place, such as a safe deposit box or on deposit with your stockbroker.

On behalf of the Board of Directors of Provident Financial Services, Inc., The Provident Bank and our employees, I would like to thank you for supporting our offering.

                                              Sincerely,


                                              Name
                                              Title

The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by The Provident Bank, Provident Financial Services, Inc., the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)

                                [Holding Company]

                                                      _______________, 2002

Dear Interested Subscriber:

We regret to inform you that The Provident Bank and Provident Financial Services, Inc., the holding company for The Provident Bank, have decided not to accept your order for shares of Provident Financial Services, Inc. common stock in our community offering. This action is in accordance with our plan of conversion, which gives The Provident Bank and Provident Financial Services, Inc. the absolute right to reject the subscription of any community member, in whole or in part, in the community offering.

Enclosed is a check representing your subscription and interest earned thereon.

                                              Sincerely,


                                              Provident Financial Services, Inc.
                                              Conversion Center

(Printed by Conversion Center)

                 [Sandler O'Neill & Partners, L. P. Letterhead]




                                                      _______________, 2002

To Our Friends:

We are enclosing the offering material for Provident Financial Services, Inc., established by The Provident Bank, which is now in the process of converting from a mutual savings bank to a stock savings bank.

Sandler O'Neill & Partners, L.P. is managing the subscription offering, which will conclude at x:00 p.m., New Jersey time, on xxxxx xx, 2002. Sandler O'Neill is also providing conversion agent and proxy solicitation services for The Provident Bank. In the event that all the stock is not sold in the subscription and community offering, Sandler O'Neill may form and manage a syndicate of broker/dealers to sell the remaining stock and/or offer the stock in a public offering.

Members of the general public, other than residents of __________, are eligible to participate. If you have any questions about this transaction, please do not hesitate to call.

                                              Sincerely,

                                              Sandler O'Neill & Partners, L.P.

The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by The Provident Bank, Provident Financial Services, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

(Printed by Sandler O'Neill)